UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2006

YouthStream Media Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27556	13-4082185
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

9003 Cincinnati Dayton Rd., West Chester, Ohio 45069
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (513) 779-2054

244 Maidson Avenue, PMB#358, New York, NY 10016
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 31, 2006, James N. Lane resigned from his position as a Director of YouthStream Media Networks, Inc. (the “Company”). There were no disagreements between the Company and Mr. Lane regarding the Company’s operations, policies or practices. Additionally, as previously reported in the Company’s current report on Form 8-K filed on June 26, 2006, Jonathan V. Diamond, the Company’s Chief Executive Officer, Director and President, and Robert N. Weingarten, the Company’s Chief Financial Officer, Director and Secretary, resigned effective as of August 31, 2006.

(c) Effective as of August 31, 2006, the Board of Directors (the “Board”) appointed John Scheel to serve as the Company’s Chief Executive Officer and President and appointed Donald Reisenberg to serve as the Company’s Chief Financial Officer and Secretary. Mr. Scheel is 51 years old and currently serves as the Chief Operating Officer of Pinnacle Steel, LLC (“Pinnacle”) and, pursuant to the Management Services Agreement between the Company’s subsidiary, KES Acquisition Company, LLC (“KES Acquisition”) and Pinnacle, as plant manager of the steel mini-mill located in Ashland, Kentucky (the “Mill”) and owned by KES Acquisition. Mr. Scheel has been plant manager of the Mill since January of 2004 and has been Chief Operating Officer of Pinnacle since September 2002. Prior to joining Pinnacle, Mr. Scheel was Vice President of Operations for Birmingham Steel Management from July 2001 to September 2002. Mr. Scheel holds a B.S. degree in Metallurgical Engineering from Purdue University and Master of Business Administration in Finance and International Business from Xavier University.

Mr. Reisenberg is 52 years old and currently serves as Chief Financial Officer at Pinnacle, a position he has held since June 2003. Mr. Reisenberg also has a certified public accounting practice concentrating on accounting services for small and medium size businesses, which he started in 1995. Prior to joining Pinnacle, Mr. Reisenberg, served as Director of Purchasing and Transportation at Armco Steel Co., L.P. (“Armco”) from 1992 to 1995. Mr. Reisenberg held various positions with Armco from 1978 to 1995. Mr. Reisenberg holds a B.S. degree in Accounting and Business from University of Cincinnati.

There are no family relationships and there have been no related party transactions between the Company and Messrs. Scheel and Reisenberg.

Mr. Scheel and Mr. Reisenberg will each receive an annual salary of $60,000 and will each be granted options to purchase 200,000 shares of the Company’s common stock under the Company’s 2000 Stock Option Plan. There are no employment agreements between Mr. Scheel or Mr. Reisenberg and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUTHSTREAM MEDIA NETWORKS, INC. (Registrant)

By:	/s/ John Scheel
John Scheel
Chief Executive Officer and President

Date: September 7, 2006